158 P-1 02/10

SUPPLEMENT DATED FEBRUARY 22, 2010

TO THE PROSPECTUS

DATED FEBRUARY 1, 2010

OF

FRANKLIN RISING DIVIDENDS FUND

(Franklin Managed Trust)

The Prospectus is amended as follows:

The paragraph that follows the table on page 7 is revised as follows:

Historical performance for Class R and Advisor Class shares prior to their inception is based on the performance of Class A shares. Class R and Advisor Class performance has been adjusted to reflect differences in sales charges and 12b-1 expenses (with respect to Class R only) between classes.

Please keep this supplement for future reference.